UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report  (Date of  earliest  event  reported):  March 20, 2006
                                                      (March 14, 2006)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                     01-13031              62-1674303
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 (State or Other Jurisdiction          (Commission          (I.R.S. Employer
       of Incorporation)               File Number)        Identification No.)

                  111 Westwood Place, Suite 200
                       Brentwood, Tennessee                        37027
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             (Address of Principal Executive Offices)           (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.  Changes in Registrant's Certifying Accountant.

         (a) Dismissal of Independent Registered Public Accounting Firm.

         On March 14, 2006, the Audit Committee of the Board of Directors of American Retirement Corporation (the "Company") dismissed KPMG LLP ("KPMG") as the Company's independent registered public accounting firm.

         The audit report of KPMG on the consolidated balance sheets of the Company as of December 31, 2005 and December 31, 2004, and the related consolidated statements of operations, shareholders' equity and comprehensive income (loss), and cash flows for each of the years in the three year-period ended December 31, 2005, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG as of December 31, 2004, as set forth on Form 10-K/A contained an unqualified opinion on management's assessment of the effectiveness of internal control over financial reporting and an adverse opinion on the effectiveness of internal control over financial reporting, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date hereof, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its reports on the Company's financial statements for such years.

     During the fiscal years ended December 31, 2005, and December 31, 2004 and through the date hereof, there has been one "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K). On June 8, 2005, the Company reported that the management of the Company and the Audit Committee of its Board of Directors determined that the Company would restate its previously issued consolidated financial statements for the fiscal years ended December 31, 2004, 2003 and 2002 and for the quarterly periods for the fiscal years ended December 31, 2004 and 2003, and that those previously issued financial statements should no longer be relied upon. Subsequently, on June 10, 2005, the Company filed certain amended and restated financial information on Form 10-K/A for these periods. These restatements reclassified certain entrance fee refund obligations from long-term liabilities, in accordance with long-standing industry understanding and practice, to current liabilities in accordance with SFAS No. 78, Classification of Obligations That Are Callable by the Creditor, since certain residency and care agreements at the Company's entry fee communities may be terminated by residents upon thirty days notice, and many of these agreements require that a portion of the original entrance fee be refunded within a specified number of days (less than one year) after the agreement is terminated. After consultation with KPMG LLP and the staff of the Securities and Exchange Commission, the Company concluded that a restatement of its balance sheet classification of certain entrance fee refund liabilities from long-term liabilities to current liabilities was necessary. In connection with the reclassification of certain entrance fee liabilities, the Company also reclassified: (1) certain tenant deposits from long-term liabilities to current liabilities; (2) gain (loss) on sale of assets to operating income or loss (from other income or expense); and
(3) certain entrance fee, accrued interest and other items on the statement of cash flows. Finally, the Company adjusted its straight-line lease accounting for certain leases, which decreased lease expense in 2004, 2003 and 2002 by $1.2 million, $1.2 million, and $0.4 million, respectively, and the related deferred tax impact. The Company's Audit Committee discussed the restatement with KPMG and the Audit Committee has authorized KPMG to fully respond to the inquiries of the Company's successor independent registered public accounting firm concerning the subject matter thereof.

         The Company has provided KPMG with a copy of the foregoing disclosure and has requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not KPMG agrees with the above statements and, if not, stating the respects in which KPMG does not agree. The Company will amend this Current Report on Form 8-K to file KPMG's letter as an Exhibit within two business days of receipt thereof.

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         (b) Engagement of New Independent Registered Public Accounting Firm.

         The Audit Committee of the Board of Directors of the Company has selected Deloitte & Touche LLP ("Deloitte") as the Company's new independent registered public accounting firm; however, the engagement of Deloitte is subject to completion of Deloitte's customary client acceptance procedures. During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date hereof, the Company has not consulted with Deloitte with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                AMERICAN RETIREMENT CORPORATION


                                By:     /s/ Bryan D. Richardson
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                                        Bryan D. Richardson
                                        Executive Vice President - Finance and
                                        Chief Financial Officer

Date:   March 20, 2006


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